FIRST FINANCIAL BANKSHARES, INC.™

2026 ANNUAL MEETING

EXCELLENCE FROM WITHIN

Scott Dueser

Executive Chairman of the Board

EXCELLENCE
FROM WITHIN

Executive Management Team



Scott Dueser

Executive Chairman of the Board

50	55
At FFIN	In Banking

Executive Management Team

David Bailey

President & CEO

23	23
At FFIN	In Banking



Executive Management Team



Ron Butler
Executive Vice President
Chief Administrative Officer
Vice Chairman

33 At FFIN | **44** In Banking



Michelle Hickox
Executive Vice President
Chief Financial Officer

3 At FFIN | **36** In Banking

Executive Management Team



Lon Biebighauser

President

First Financial Trust & Asset Management

18	21
At FFIN	In Banking



Tim Brown

Executive Vice President

Chief Information Officer

-	37
At FFIN	In Banking



Brian Goodrich

Executive Vice President

General Counsel

2	26
At FFIN	In Banking

Executive Management Team



Luke Longhofer

Executive Vice President
Chief Credit Officer

16	23
At FFIN	In Banking



Kyle McVey

Executive Vice President
Chief Financial Officer, Bank

15	17
At FFIN	In Banking

Executive Management Team



Randy Roewe
Executive Vice President
Chief Risk Officer

11	36
At FFIN	In Banking



John Ruzicka
Executive Vice President
Chief Banking Operations Officer

7	47
At FFIN	In Banking

Senior Leadership

James Alexander

Executive Vice President
Commercial Banking

8 At FFIN | **29** In Banking



Chris Evatt

Senior Banking Executive
Southern Regions

25 At FFIN | **25** In Banking



Rett Everett

Executive Vice President
Credit Administration

4 At FFIN | **23** In Banking



Senior Leadership

Javier Jurado
Executive Vice President
Chief Audit Executive

2 At FFIN | **21** In Banking



Keith Morton
Executive Vice President
Credit Administration

2 At FFIN | **22** In Banking



Michael Parker
Executive Vice President
Chief Compliance Officer

3 At FFIN | **18** In Banking



Senior Leadership

Jeff Vorhees

Executive Vice President
Treasurer

1 At FFIN | **20** In Banking



Sarah Bacon

Senior Vice President
Chief Accounting Officer

8 At FFIN | **11** In Banking



Eric Bonnell

Senior Vice President
Enterprise Risk Management

2 At FFIN | **22** In Banking



Line of Business Executives

James Hinton
President
First Financial Mortgage

1 At FFIN | **37** In the Industry





Josh Brown
Executive Vice President
Chief Human Resources Officer

11 At FFIN | **16** In the Industry

Frank Gioia
Executive Vice President
Customer Care Center

10 At FFIN | **38** In the Industry



Line of Business Executives

Lori Hill

Executive Vice President
Retail

28 At FFIN | **35** In the Industry





Chris Schjetnan

Executive Vice President
Community Lending and Outreach

13 At FFIN | **21** In the Industry

Andrea Smiddy-Schlagel

Executive Vice President
Treasury Management

7 At FFIN | **37** In the Industry



Line of Business Executives

Dan Summerford

Executive Vice President
Middle Market Banking

2 At FFIN | **31** In the Industry





Mike Wolverton

Executive Vice President
Consumer Lending

14 At FFIN | **40** In the Industry

Violet Watson Griggs

Senior Vice President
Advertising and Marketing

6 At FFIN | **8** In the Industry



Line of Business Executives

Brandon Harris

Senior Vice President
Appraisal Services

10 At FFIN | **23** In the Industry



Gary Milliorn

Senior Vice President
Property Management

11 At FFIN | **37** In the Industry



Experienced Regional CEOs and Presidents

Marelyn Shedd
Abilene
CEO

35 At FFIN | **43** In Banking



Marshall Morris
Abilene
President

15 At FFIN | **15** In Banking

Abilene

Experienced Regional CEOs and Presidents

Austin Bryan
Bryan/College Station
President

6 At FFIN | **37** In Banking


LA SALLE

Nora Thompson
Bryan/College Station
CEO & Chairman

6 At FFIN | **35** In Banking

Bryan/College Station

Experienced Regional CEOs and Presidents

Marcus Morris
Chisholm Trail
CEO
16 At FFIN | 18 In Banking



Austin Elsner
Chisholm Trail
President
8 At FFIN | 25 In Banking

Chisholm Trail

Experienced Regional CEOs and Presidents

Justin Hooper
Cross Timbers
CEO & Chairman

22 At FFIN | **33** In Banking

Candi Kanady
Eastland Division President

25 At FFIN | **25** In Banking



Trent Swearengin
Cross Timbers
President

26 At FFIN | **28** In Banking

Cross Timbers

Experienced Regional CEOs and Presidents

Rodney Nabors

Greater Houston

CEO

-	36
At FFIN	In Banking



Greater Houston

Experienced Regional CEOs and Presidents



Blaine Caillier

Southeast Texas
President & CEO

15	15
At FFIN	In Banking

Southeast Texas

Experienced Regional CEOs and Presidents

Shelby Bruhn

Southlake

Chairman, President, & CEO

4	25
At FFIN	In Banking



Southlake

Experienced Regional CEOs and Presidents

Robert de la Cruz
Hereford
Executive Vice President

23 At FFIN | **23** In Banking

Rodney Foster
Sweetwater
President

27 At FFIN | **30** In Banking



Rick Vaughan
San Angelo
Chairman & CEO

2 At FFIN | **32** In Banking

West Texas

EXCELLENCE FROM WITHIN

Independent Public Auditors

EY

Building a better working world

EXCELLENCE FROM WITHIN

EXCELLENCE FROM WITHIN

Corporate Board of Directors



Vianei Lopez Braun

Chief Development Officer
Decker Jones, P.C.

Year	Committee Appointment
2020	Compensation Nominating / Corporate Governance Risk



David L. Copeland

President, SIPCO, Inc. and Shelton Family Foundation

Year	Committee Appointments
1998	Executive Audit Nominating / Corporate Governance Risk

Corporate Board of Directors



Sally Pope Davis

Retired Goldman Sachs Managing Director and Portfolio Manager

2024	Compensation Risk
Year	Committee Appointments



Mike B. Denny

President
Batjer and Associates, Inc.

2019	Audit Bank Directors' Loan Committee
Year	Committee Appointments

Corporate Board of Directors



F. Scott Dueser

Executive Chairman
First Financial Bankshares

1991	Executive
Year	Committee Appointments



Murray H. Edwards

Principal
The Edwards Group

2006	Executive Risk Nominating / Corporate Governance Bank Directors' Loan Committee
Year	Committee Appointments

Corporate Board of Directors



Geoff Haney

Former CEO and Partner of Cape & Son

2025	Audit Bank Directors' Loan Committee
Year	Committee Appointments



Dr. Eli Jones

Professor of Marketing,
Lowry and Peggy Mays Eminent Scholar,
Former Dean of Mays School of Business, Texas A&M University

2022	Audit Compensation
Year	Committee Appointments

Corporate Board of Directors



Tim Lancaster

Former President and CEO of Hendrick Health Systems

Year	Committee Appointments
2013	Audit Compensation Executive Nominating/Corporate Governance Bank Directors' Loan Committee



Kade L. Matthews

Ranching and Investments

Year	Committee Appointments
1998	Compensation Risk

Corporate Board of Directors



Robert C. Nickles, Jr.

Executive Chairman
Alegacy Group, LLC

Year	Committee Appointments
2019	Executive Nominating / Corporate Governance Risk



Blake Poutra

Managing Partner and Principal at Big Enrichment
Chief Executive Officer of Coennect

Year	Committee Appointments
2025	Risk



Lota S. Zoth

Former CFO,
MedImmune, Inc.

2026	Director Nominee
Year	Committee Appointments

EXCELLENCE FROM WITHIN

EXCELLENCE FROM WITHIN

2025 Financial Review

Michelle Hickox

Chief Financial Officer

Forward Looking Statement

Certain statements contained herein may be considered "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company's management, as well as assumptions made beyond information currently available to the Company's management, and may be, but not necessarily are, identified by such words as "believes," "expect," "plan," "anticipate," "target," "forecast" and "goal". Because such forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company's expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans, fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing or saving habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company's reports filed with the Securities and Exchange Commission, which may be obtained under "Investor Relations-Documents and Filings" on the Company's website or by writing or calling the Company at 325.627.7155. Except as otherwise stated herein, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise.

2025 Financial Overview

Strong Historical Earnings

FFIN Earnings (in millions) / Earnings Per Share



$202.0
$1.42
$227.6
$1.59
$234.5
$1.64
$199.0
$1.39
$223.5
$1.56
$253.6
$1.77
2020
2021
2022
2023
2024
2025

FFIN Outperforms Peers

Percentage Return on Average Assets



First Financial
Peer Group
1.98%
0.82%
1.89%
1.26%
1.76%
1.11%
1.55%
0.89%
1.68%
0.90%
1.76%
1.07%
2020
2021
2022
2023
2024
2025

Net Interest Margin

Quarterly NIM %



First Financial
Peer Group
4.50%
4.25%
4.00%
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
2.25%
3.81%
2.99%
1st Qtr. '23
2nd Qtr. '23
3rd Qtr. '23
4th Qtr. '23
1st Qtr. '24
2nd Qtr. '24
3rd Qtr. '24
4th Qtr. '24
1st Qtr. '25
2nd Qtr. '25
3rd Qtr. '25
4th Qtr. '25

Working Harder and Smarter

Efficiency Ratio (FFIN vs. Peers)

	2020	2021	2022	2023	2024	2025
First Financial	45.49%	45.84%	42.77%	47.26%	47.23%	45.53%
Peer Group	61.85%	58.80%	57.36%	62.76%	62.96%	59.38%

Capital Ratios

	Dec. 31, 2023	Dec. 31, 2024	Dec. 31, 2025	To meet Requirements of BASEL III
Tier 1 Leverage Ratio	12.06%	12.49%	12.55%	> 4.00%
Common Equity Tier 1 Capital Ratio	18.50%	18.83%	19.99%	> 7.00%
Tier 1 Capital Ratio	18.50%	18.83%	19.99%	> 8.50%
Total Capital Ratio	19.62%	20.00%	21.17%	> 10.50%

Total Asset Growth
(in millions)



$13,102
$12,974
$13,106
$13,979
$15,446
2021
2022
2023
2024
2025

Total Deposit Growth
(in millions)



Noninterest-Bearing
Interest-Bearing
$10,566
$11,006
$11,138
$12,099
$13,346
$6,786
$6,944
$7,703
$8,751
$9,945
$3,780
$4,062
$3,435
$3,348
$3,401
2021
2022
2023
2024
2025

Total Loan Growth
(in millions)



$5,427
$6,454
$7,163
$7,921
$8,188
2021
2022
2023
2024
2025

Sound Lending Practices

Nonperforming Assets as a Percentage of Loans Funded + Foreclosed Assets *(FFIN vs. Peers)*

	2020	2021	2022	2023	2024	2025
First Financial	0.83%	0.63%	0.38%	0.49%	0.80%	0.69%
Peer Group	0.97%	0.71%	0.59%	0.75%	1.05%	1.07%

EXCELLENCE
FROM WITHIN

1st Quarter 2026 Financial Review

1st Quarter Earnings

FFIN Earnings (in millions) / Diluted Earnings Per Share



$56.9
$0.40
2021
$56.0
$0.39
2022
$52.6
$0.37
2023
$53.4
$0.37
2024
$61.3
$0.43
2025
$71.5
$0.50
2026

Total Asset Growth
(in millions)


*As of March 31, 2026
$13,102
$12,974
$13,106
$13,979
$15,446
$15,387*
2021
2022
2023
2024
2025
2026

Total Deposit Growth
(in millions)


*As of March 31, 2026
Noninterest-Bearing
Interest-Bearing
$10,566
$11,006
$11,138
$12,009
$13,346
$13,245*
$6,786
$6,944
$7,703
$8,751
$9,945
$9,859
$3,780
$4,062
$3,435
$3,348
$3,401
$3,386
2021
2022
2023
2024
2025
2026

Total Loan Growth
(in millions)

*As of March 31, 2026



$5,427
$6,454
$7,163
$7,921
$8,188
$8,308*
2021
2022
2023
2024
2025
2026

EXCELLENCE FROM WITHIN

2025 Financial Review

Lon Biebighauser, CTFA

President, First Financial Trust

Growth in Trust Assets

Total Trust Assets – Book Value / Fair Value (in millions)



Book Value
Fair Value
$5,398
$7,510
$5,880
$8,699
$6,927
$8,755
$7,550
$9,781
$8,115
$10,834
$8,788
$11,942
2020
2021
2022
2023
2024
2025

Total Trust Fees

Growth in FFTAM Fees (in thousands)



$29,531
$36,145
$39,995
$40,456
$47,449
$51,861
2020
2021
2022
2023
2024
2025

Revenue from Mineral Management
(in thousands)



$2,776
$4,640
$7,380
$6,226
$8,160
$7,537
2020
2021
2022
2023
2024
2025

Total Trust Net Income

Growth in FFTAM Net Income (in thousands)



$14,471
$17,723
$20,857
$21,624
$25,724
$28,382
2020
2021
2022
2023
2024
2025

Strong Returns

	2025	7 Year Average
Strategic Growth	25.95%	18.61%
Core	23.35%	17.42%
Equity Income	17.55%	16.97%

Managed Equity Styles



- Equity Income
- Core Domestic
- Core Diversified
- Core World
- Strategic Growth

F1RST
FINANCIAL
TRUST

YOUR FUTURE FIRST

First Financial Trust Locations



27
35
30
Fort Worth
Sweetwater
20
20
Abilene
Stephenville
Odessa
San Angelo
35
10
Bryan/
College
Station
10
Beaumont
10
Houston
(Kingwood)
37

- Abilene
- Sweetwater
- Stephenville
- San Angelo
- Fort Worth
- Odessa
- Beaumont
- Houston (Kingwood)
- Bryan/College Station

Book Value of Trust Assets
(in millions)



$9,500
$9,000
$8,500
$8,000
$7,500
$7,000
$6,500
$6,000
$5,500
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
04
05
06
07
08
09
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26

FIRST FINANCIAL TRUST

YOUR FUTURE FIRST

F1RST FINANCIAL WEALTH MANAGEMENT

INVESTMENTS | TRUSTS | ESTATES | REAL ESTATE | OIL & GAS | RETIREMENT SERVICES

EXCELLENCE FROM WITHIN

2026 State of the Company

David Bailey

President & CEO


2025
S&P GLOBAL
TOP 50
PUBLIC BANKS
RATED
#5
F1RST
FINANCIAL
BANK
MEMBER FDIC

EXCELLENCE
FROM WITHIN

Management Changes

January 2025

Chris Schjetnan

Executive Vice President
Community Lending and Outreach





April 2025

Jeff Vorhees

Executive Vice President
Treasurer
First Financial Bankshares

Management Changes

May 2025

James Hinton

President

First Financial Mortgage





July 2025

Josh Brown

Executive Vice President
Chief Human Resources Officer

July 2025

Frank Gioia

Executive Vice President
Customer Care Center





July 2025

Kyle McVey

Executive Vice President
Chief Financial Officer
First Financial Bank

<u>*September 2025*</u>

R. Mark Davidovich

Executive Vice President
Fort Worth Trust Market





October 2025

Tim Brown

Chief Information Officer
First Technology Services, Inc.

Management Changes

October 2025

John Ruzicka

Executive Vice President
Chief Banking Operations Officer





January 2026

James Alexander

Executive Vice President

Head of Commercial Banking

Management Changes

January 2026

Chris Evatt

Senior Banking Executive





January 2026

Rick Vaughan

CEO

West Texas Region

January 2026

Luke Uherik

Market President of San Angelo
West Texas Region





January 2026

Tim Corzine

Beaumont Market President
Southeast Texas Region

April 2026

Rodney Nabors

CEO

Greater Houston Region





April 2026

Bart Griffith

Conroe Market President
Greater Houston Region

EXCELLENCE FROM WITHIN

Board Changes

Board Changes

April 2025

Geoff Haney

Former CEO and Partner of Cape & Son





April 2025

Blake Poutra

Managing Partner and Principal of Big Enrichment
Chief Executive Officer of Coennect

Board Changes

April 2026

Lota S. Zoth

Former Chief Financial Officer
MedImmune, Inc.



Honoring a Legacy

Thank you for 32 years of distinguished service



Johnny E. Trotter
President & CEO
Livestock Investors, LTD

EXCELLENCE
FROM WITHIN

10th Annual Day of Service




DAY
of
SERVICE
2025






HOPE
FEED
VOLUNTEER
LOVE
IMPACT
CARING



FIRST FINANCIAL BANK
DAY of SERVICE
10 YEAR ANNIVERSARY

Beaumont – Branch of Southeast Texas

Opening – June 2026


Tyvek

Pine Motor Bank – Branch of Abilene

Opening – June 2026


FIRST FINANCIAL BANK
FIRST FINANCIAL
MOTOR BANK

Corporate Office Remodeled

January 2026


FIRST FINANCIAL
BANKSHARES

Franklin – Branch of B/CS

Opening – 2027


FIRST
FINANCIAL
BANK

EXCELLENCE
FROM WITHIN

Dividends Per Share

Annual Dividends Declared Per Share


$0.51
$0.58
$0.66
$0.71
$0.72
$0.75
2020
2021
2022
2023
2024
2025

Dividend Announcement

Increase cash dividend to $0.22 per quarter – 16% increase

- Shareholders of record as of June 12, 2026
- Dividend payable July 1, 2026

EXCELLENCE
FROM WITHIN